Exhibit 99.3

Booyah Technologies LLC

Financial Statements

December 31, 2020 and 2019

ii

Independent Auditors’ Report

To the Member

Booyah Technologies LLC

Huntingdon Valley, Pennsylvania

Opinion

We have audited the accompanying financial statements of Booyah Technologies LLC (a Pennsylvania limited liability company) (the “Company”), which comprise the balance sheets at December 31, 2020 and 2019, and the related statements of operations and deficiency in member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019 and the results of its operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

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Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Fort Lauderdale, Florida

June 30, 2022

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Booyah Technologies LLC

Balance sheets

December 31, 2020 and 2019

	2020	2019
Assets
Current assets:
Cash	$5,127	$14,477
Accounts receivable, net	87,657	42,285
Total current assets	92,784	56,762

Property and equipment, net	71,431	65,621

Total assets	$164,215	$122,383

Liabilities and Deficiency in Member’s Equity

Current liabilities:
Accounts payable and accrued expenses	$74,344	$53,928
Customer deposits	56,000	11,500
Payroll Protection program Loan payable	28,750	–
Current portion of long-term debt	21,077	15,711
Total current liabilities	180,171	81,139

Long-term debt, net of current portion	54,332	51,679

Total liabilities	234,503	132,818

Deficiency in members’ equity	(70,288)	(10,435)

Liabilities and deficiency in members’ equity	$164,215	$122,383

The accompanying notes are an integral part of these financial statements.

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Booyah Technologies LLC

Statements of Operations and Deficiency in Member's Equity

For the Years Ended December 31, 2020 and 2019

	2020	2019

Net sales	$1,101,409	$817,899

Cost of sales	760,325	503,513

Gross margin	341,084	314,386

Operating expenses:
Selling expenses	26,898	51,270
Payroll and related expenses	185,520	138,234
Occupancy expenses	34,954	17,462
Depreciation	19,439	14,686
General and administrative	89,555	62,321
Total operating expenses	356,366	283,973

(Loss) income from operations	(15,282)	30,413

Other expense:
Interest expense	(6,920)	(4,413)
Total other expense	(6,920)	(4,413)

Net (loss) income	(22,202)	26,000

Deficiency in member's equity, beginning of the year	(10,435)	(55,089)

Member contributions	–	26,782

Member distributions	(37,650)	(8,128)

Deficiency in member's equity, end of the year	$(70,287)	$(10,435)

The accompanying notes are an integral part of these financial statements.

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Booyah Technologies LLC

Statements of Cash Flow

For the Years Ended December 31, 2020 and 2019

	2020	2019

Cash flows from operating activities:
Net (loss) income	$(22,202)	$26,000
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	19,439	14,686
Allowance for doubtful accounts	45,606	19,925
Changes in assets and liabilities:
(Increase) in accounts receivable	(90,978)	(26,026)
Decrease in prepaid expenses and other current assets	–	21,371
Increase in accounts payable and accrued expenses	21,641	14,099
Increase (decrease) in customer deposits	44,500	(54,449)
Net cash provided by operating activities	18,006	15,606

Cash flows from investing activities:
Purchase of property and equipment	–	(6,750)
Net cash used in investing activities:	–	(6,750)

Cash flows from financing activities:
Proceeds from Payroll Protection Loan payable	28,750	–
Repayment of term loans	(18,456)	(15,303)
Member contributions	–	26,782
Member distributions	(37,650)	(8,128)
Net cash (used in) provided by financing activities:	(27,356)	3,351

Net (decrease) increase in cash	(9,350)	12,207

Cash, beginning of year	14,477	2,270

Cash, end of year	$5,127	$14,477

Cash paid for interest	$6,920	$4,413
Cash paid for taxes	$–	$–

Equipment purchased via issuance of term loans	$26,475	$56,669

The accompanying notes are an integral part of these financial statements.

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Booyah Technologies LLC

Notes to the Financial Statements

Note 1 – Organization and Nature of Operations

Booyah Technologies LLC, (the “Company” or “Booyah"), was incorporated under the laws of the State of Pennsylvania on February 1, 2011. The Company provides equipment, technology and consulting services to the businesses and homeowners.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") in the United States of America ("U.S.") as promulgated by the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC").

Use of Estimates

The preparation of the financial statements in conformity with GAAP in the US requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates in the accompanying financial statements involved the valuation of depreciable lives of the fixed assets, valuation of long-lived assets and recoverability of accounts receivables.

Cash and Cash Equivalents

The Company considers all highly-liquid securities with original maturities of three (3) months or less when acquired, to be cash equivalents. The Company had no financial instruments that qualified as cash equivalents at December 31, 2020 and 2019.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which may, at times, may exceed federally insured limits. The Company had no cash balances in excess of FDIC insured limits at December 31, 2020 or 2019.

Property and equipment

All property and equipment are recorded at cost and depreciated over their estimated useful lives, generally three (3) and five (5) years, using the straight-line method. Upon sale or retirement, the cost and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

Impairment of Long-Lived Assets

A long-lived asset is tested for impairment whenever events or changes in circumstances indicate that its carrying value amount may not be recoverable. An impairment loss is recognized when the carrying amount of the asset exceeds the sum of the undiscounted cash flows resulting from its use and eventual disposition. The impairment loss is measured as the amount by which the carrying amount of the long-lived assets exceeds its fair value.

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Booyah Technologies LLC

Notes to the Financial Statements

Note 2 – Summary of Significant Accounting Policies, continued

Risks and Uncertainties

In March 2020, the World Health Organization declared the outbreak of novel coronavirus disease (“COVID-19”) as a pandemic. Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might results from the outcome of this uncertainty.

On March 27, 2020, in response to the COVID-19 pandemic, the U.S. Congress enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), which among other things, contains provisions for deferral of the employer portion of social security taxes incurred through the end of calendar 2020 and an employee retention credit, a refundable payroll credit for 50% of wages and health benefits paid to employees not providing services due to the COVID-19 pandemic.

On May 4, 2020, the Company entered into a Paycheck Protection Program Term Note (the “PPP Note”) with TD Bank, N.A. pursuant to the Paycheck Protection Program (the “Program”) of the CARES Act administered by the U.S. Small Business Administration. The Company received total proceeds of $28,750 from the PPP Note.

Revenue Recognition

The Company recognizes revenues under the framework prescribed in ASC 606 “Revenues from Contracts with Customers”. This revenue recognition standard has a five-step process: a) determine whether a contract exists; b) identify the performance obligations; c) determine the transaction price; d) allocate the transaction price; e) recognize revenue when (or as) performance obligations are satisfied. The Company’s principal operations are the delivery of equipment and technology and the installation of integrated systems in homes. As a result, Booyah has two (2) distinct performance obligations, the delivery of equipment and technology and the installations services.

Revenue will be recognized for the delivery of equipment and technology upon acceptance of the equipment by the customer by transferring control of the goods to the customer. Revenue will be recognized for the installation services ratably over the installation period. Contract balances primarily consist of receivables and customer deposits related to arrangements with customers. Customer deposits for the years ended December 31, 2020 and 2019 amounted to $56,000 and $11,500, respectively.

Income Taxes

As a limited liability company, the Company is taxed as a partnership. The Partnership is not a taxpaying entity for federal or state income tax purposes; accordingly, a provision for income taxes had not been recorded in the accompanying financial statements. Partnership income or losses for periods were reflected in the partner’s individual tax return.

As defined by FASB ASU Topic 740, Income Taxes, no provision or liability for materially uncertain tax positions was deemed necessary by management. Therefore, no provision or liability for uncertain tax positions has been included in these financial statements.

Recent Accounting Pronouncements

Certain FASB Accounting Standard Updates (“ASU”) that are not effective are not expected to have a significant effect on the Company’s financial position or results of operations.

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Booyah Technologies LLC

Notes to the Financial Statements

Note 3 – Accounts Receivable

The Company adopted FASB ASU 2016-13 (Topic 326), Measurement of Credit Losses on Financial Instruments, at inception. This ASU requires the Company to report its trade receivables not held for sale net of an allowance for credit losses. Accounts receivable are reflected net of an allowance for credit losses in the amount of $62,411 and $17,925 at December 31, 2020 and 2019, respectively.

Note 4 – Property and Equipment

Property and equipment consisted of the following:

	December 31,
	2020	2019

Automobiles	$122,444	$97,195
Furniture	22,322	22,322
	144,766	119,517
Less: Accumulated depreciation	73,335	53,896
	$71,431	$65,621

Depreciation expense for the years ended December 31, 2020 and 2019 was $ 19,439 and $14,686, respectively.

Note 5 – Notes Payable

On May 4, 2020, the Company entered into a loan with DT Bank as the lender (“Lender”) in an aggregate principal amount of $28,750 (the “Loan”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act. The Loan is evidenced by a promissory note (the “PPP Note”) dated May 4, 2020 and matures on May 4, 2022. The PPP Note bears interest at a rate of 1.000% per annum, with the first six months of payments deferred. Principal and interest are payable monthly commencing on November 4, 2020 and may be prepaid by the Company at any time prior to maturity with no prepayment penalties. In order to be entitled to forgiveness, funds from the Loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent utilities, and interest on other debt obligations under the terms and conditions outlined by the PPP. The Company intends to use all or a significant majority of the Loan amount for the qualifying expenses.

The Company has entered into various installment loans for vehicles used in operations. The notes have due over a period ranging from five (5) to six (6) years and interest rates ranging from 4.05% to 8.85% and are collateralized by the related vehicles. Interest expense for the years ended December 31, 2020 and 2019 amounted to $6,920 and $4,413, respectively.

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Booyah Technologies LLC

Notes to the Financial Statements

Note 5 – Notes Payable, continued

Current maturities of long-term debt are as follows:

Years Ended December 31,	2020

2021	$21,077
2022	18,770
2023	13,617
2024	11,346
2035	9,303
There after	1,297
75,410
Less: current portion	(21,077)
Long-term debt	$54,333

Note 6 – Commitments and Contingencies

Legal Matters

From time to time, the Company may be involved in asserted claims or litigation relating to claims arising out of operations in the normal course of business. Management is unaware of any pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations.

Note 7 – Subsequent Events

Subsequent to year end, the Company submitted a loan forgiveness application to the U.S. Small Business Administration and was approved for full forgiveness on August 9, 2021.

On May 31, 2021, 100% of the membership interest of Booyah was acquired by RC-1, Inc., resulting in the Company becoming a wholly-owned subsidiary of RC-1, Inc.

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